CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

DERIVED INFORMATION   11/08/04

$471,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Informati on on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  Approximately 20.1% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,224
Total Outstanding Loan Balance	$1,015,469,832*	Min	Max
Average Loan Current Balance	$163,154	$4,616	$748,730
Weighted Average Original LTV	80.6%**
Weighted Average Coupon	7.35%	4.00%	13.50%
Arm Weighted Average Coupon	7.27%
Fixed Weighted Average Coupon	7.76%
Weighted Average Margin	6.43%	2.25%	10.50%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% First Liens	98.1%
% Second Liens	1.9%
% Arms	83.2%
% Fixed	16.8%
% of Loans with Mortgage Insurance	0.8%

*

Total collateral will be approximately [$]

**

Note, for second liens, CLTV is employed in this calculation.

% North_CA: 13.56
% South_CA: 14.56
% Silent/Second: 40.55
% Silent/Second/CLTV: 98.67
% Silent/Second/DTI: 41.83
% IO &/SilentSecond/: 13.40
% CLTV/IO & SilentSecond: 99.20
% DTI/IO & SilentSecond: 41.99

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
Unavailable	3	188,552	0.0	9.91	80.0	0	35.6
476 - 500	10	1,795,422	0.2	7.78	74.6	497	42.7
501 - 525	238	37,240,478	3.7	8.40	73.4	513	41.6
526 - 550	364	57,862,355	5.7	8.09	75.7	539	40.8
551 - 575	554	74,968,352	7.4	7.85	78.2	563	41.5
576 - 600	789	123,425,772	12.2	7.44	80.1	589	40.6
601 - 625	1,012	167,516,022	16.5	7.28	81.7	614	40.8
626 - 650	1,242	208,505,199	20.5	7.22	81.3	638	41.5
651 - 675	902	150,196,312	14.8	7.16	81.6	661	40.9
676 - 700	517	92,562,413	9.1	7.10	81.8	687	40.8
701 - 725	289	48,768,434	4.8	7.07	82.7	712	40.5
726 - 750	162	27,200,663	2.7	6.92	81.4	737	40.7
751 - 775	90	16,952,405	1.7	6.91	82.5	762	39.4
776 - 800	39	5,438,605	0.5	7.01	84.7	786	38.4
801 - 825	13	2,848,846	0.3	6.86	81.2	807	34.8
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630	41.0

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	151	29,993,514	3.0	7.29	77.3	666	7.3
10.001 - 15.000	41	6,538,720	0.6	7.69	81.3	629	13.2
15.001 - 20.000	102	12,807,307	1.3	7.39	77.1	636	17.8
20.001 - 25.000	230	29,871,322	2.9	7.38	78.2	620	23.0
25.001 - 30.000	401	55,098,791	5.4	7.47	79.2	626	27.7
30.001 - 35.000	662	100,730,726	9.9	7.42	79.6	623	32.7
35.001 - 40.000	989	158,794,349	15.6	7.37	80.7	632	37.8
40.001 - 45.000	1,662	287,591,746	28.3	7.34	80.7	637	42.8
45.001 - 50.000	1,592	262,089,528	25.8	7.32	82.2	625	47.8
50.001 - 55.000	380	69,324,339	6.8	7.26	79.0	610	52.4
55.001 - 60.000	3	435,605	0.0	8.09	80.0	618	58.2
60.001 - 65.000	8	1,598,376	0.2	7.30	81.6	636	62.3
65.001 - 70.000	1	249,609	0.0	7.25	61.0	657	66.6
70.001 - 75.000	1	105,899	0.0	7.00	85.0	561	70.4
75.001 - 80.000	1	240,000	0.0	7.25	80.0	760	78.0
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630	41.0

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	1	39,102	0.0	7.50	8.9	639	45.4
10.001 - 20.000	8	539,549	0.1	9.34	17.2	564	43.4
20.001 - 30.000	20	1,615,921	0.2	6.86	26.6	617	38.2
30.001 - 40.000	41	4,272,443	0.4	7.28	35.3	618	36.2
40.001 - 50.000	86	12,258,159	1.2	7.25	46.3	592	35.2
50.001 - 60.000	155	25,729,665	2.5	7.15	56.3	595	40.5
60.001 - 70.000	403	68,408,427	6.7	7.51	66.5	593	40.2
70.001 - 80.000	3,245	580,029,672	57.1	7.13	79.1	638	41.1
80.001 - 90.000	1,293	226,423,786	22.3	7.48	87.5	618	40.8
90.001 - 100.000	972	96,153,108	9.5	8.36	97.1	645	41.7
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630	41.0

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary - Aggregrate Interest Only Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  None of the mortgage loans provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	848
Total Outstanding Loan Balance	$203,644,420*	Min	Max
Average Loan Current Balance	$240,147	$46,320	$740,000
Weighted Average Original LTV	82.1%**
Weighted Average Coupon	6.92%	4.99%	9.73%
Arm Weighted Average Coupon	6.92%
Fixed Weighted Average Coupon	7.26%
Weighted Average Margin	6.28%	3.25%	9.13%
Weighted Average FICO (Non-Zero)	659
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.2%
% Fixed	01.8%
% of Loans with Mortgage Insurance	0.0%

*

Interest Only loans will comprise approximately $201,000,000 of the total $1,000,000,050 of collateral that will be funded into the deal

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
501 - 525	2	879,000	0.4	8.11	69.1	517	37.1
526 - 550	2	343,200	0.2	8.80	77.3	527	40.5
551 - 575	12	2,969,388	1.5	7.37	75.3	565	40.7
576 - 600	56	11,385,063	5.6	7.38	83.1	591	40.3
601 - 625	143	33,862,063	16.6	6.98	82.4	614	41.6
626 - 650	201	46,256,504	22.7	6.97	82.3	640	42.2
651 - 675	167	39,404,803	19.3	6.87	82.7	663	41.7
676 - 700	131	34,445,168	16.9	6.88	81.5	686	41.4
701 - 725	66	16,448,054	8.1	6.63	82.1	712	41.4
726 - 750	38	9,886,979	4.9	6.61	82.4	738	41.7
751 - 775	24	6,637,548	3.3	6.77	81.9	760	40.5
776 - 800	4	711,650	0.3	7.57	90.2	790	42.9
801 - 825	2	415,000	0.2	7.32	85.5	806	47.7
Total:	848	203,644,420	100.0	6.92	82.1	659	41.6

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	4	1,075,200	0.5	6.92	82.0	672	8.5
10.001 - 15.000	5	1,772,900	0.9	7.81	88.0	697	13.4
15.001 - 20.000	8	2,004,750	1.0	7.04	84.1	679	18.3
20.001 - 25.000	17	3,981,044	2.0	7.13	77.9	642	23.3
25.001 - 30.000	45	9,909,737	4.9	7.14	82.8	644	27.9
30.001 - 35.000	75	17,322,618	8.5	6.99	80.1	655	32.6
35.001 - 40.000	152	34,745,081	17.1	6.95	82.2	663	37.9
40.001 - 45.000	243	58,346,355	28.7	6.86	81.9	664	42.7
45.001 - 50.000	245	59,133,585	29.0	6.95	82.7	654	47.8
50.001 - 55.000	51	14,588,260	7.2	6.59	83.2	656	51.9
60.001 - 65.000	2	524,890	0.3	7.16	79.5	637	62.1
75.001 - 80.000	1	240,000	0.1	7.25	80.0	760	78.0
Total:	848	203,644,420	100.0	6.92	82.1	659	41.6

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	1	134,000	0.1	6.25	80.0	650	49.0
1.50	84	20,130,580	10.1	7.02	82.8	635	43.7
2.00	66	16,325,634	8.2	6.79	83.8	655	42.2
3.00	683	163,441,836	81.7	6.92	82.0	661	41.2
Total:	834	200,032,050	100.0	6.92	82.2	658	41.6

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	589	137,340,168	68.7	6.99	81.7	664	41.1
1.50	244	62,339,883	31.2	6.75	83.3	645	42.6
2.00	1	352,000	0.2	7.25	84.8	682	41.3
Total:	834	200,032,050	100.0	6.92	82.2	658	41.6

    *     Note, for second liens, CLTV is employed in this calculation.